UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2026

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DE		1-10275		75-1914582
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

3000 Olympus Blvd
Dallas	TX			75019
(Address of principal executive offices)				(Zip Code)
		(972)	980-9917
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.10 par value	EAT	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 26, 2026, Brinker International, Inc. (the “Company”) promoted George Felix, to the position of Executive Vice President and Chief Marketing Officer. In this role, Mr. Felix will provide leadership and oversee strategy and execution of marketing programs and initiatives at both Chili’s Grill & Bar and Maggiano’s Little Italy. Mr. Felix previously served as Senior Vice President and Chief Marketing Officer for the Company with responsibility for the Chili’s brand since July 2022. In his expanded role as Executive Vice President and Chief Marketing Officer, Mr. Felix will earn an annual base salary of $600,000. He will be entitled to participate in the Company’s annual Bonus Plan with a target bonus of 75% of his base salary, and will be eligible for grants of equity-based awards under the Company’s Stock Option and Incentive Plan (“SOIP”), with his annual award expected to be a value of $750,000 granted in a mix of restricted stock units (“RSUs”) and performance-based RSUs.
On February 26, 2026, the Board of Directors of the Company also approved a compensation increase for Mika Ware, Executive Vice President and Chief Financial Officer, to reward her high performance and to bring her total compensation closer to the median for her role among the Company’s compensation peer group. Ms. Ware will earn a salary of $675,000 and continue to be entitled to participate in the Company’s annual Bonus Plan with a target bonus of 75% of her base salary. She will also be eligible for grants of equity-based awards under the Company’s SOIP, with her annual award expected to be a value of $900,000 granted in a mix of RSUs and performance-based RSUs.
Ms. Ware and Mr. Felix will continue to be eligible for other benefits to which executive officers are entitled, as described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on October 3, 2025.
There are no family relationships between either Mr. Felix or Ms. Ware and any director or executive officer of the Company, and Mr. Felix and Ms. Ware have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
99.1    Press Release dated March 2, 2026

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC., a Delaware corporation

Dated: March 2, 2026	By:	/s/ KEVIN D. HOCHMAN
Kevin D. Hochman,
Chief Executive Officer and President
and President of Chili’s Grill & Bar & Maggiano’s Little Italy
(Principal Executive Officer)